PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,4,5]	Thomas H. Lenagh [2,3]
Phyllis O. Bonanno [1,4,5]	Kathleen T. McGahran [2,4]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [2,4]
Roger W. Gale [1,3,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Robert E. Sullivan	Vice President — Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/07)	$34.63
Net Asset Value (3/31/07)	$38.36
Discount:	9.7%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2007

From Investment Income (paid or declared)	$0.16
From Net Realized Gains	0.10

Total	$0.26

2007 Dividend Payment Dates

March 1, 2007

June 1, 2007

September 1, 2007*

December 27, 2007*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Corporation for the three months ended March 31, 2007. In addition, there is a schedule of investments, along with other financial information.

Net assets of the Corporation at March 31, 2007 were $38.36 per share on 21,941,616 shares outstanding, compared with $36.61 per share at December 31, 2006 on 22,180,867 shares outstanding. On March 1, 2007, a distribution of $0.13 per share was paid, consisting of $0.07 from 2006 long-term capital gain, $0.03 from 2006 short-term capital gain and $0.03 from 2006 investment income, all taxable in 2007. On April 12, 2007, an investment income dividend of $0.13 per share was declared to stockholders of record May 17, 2007, payable June 1, 2007.

Net investment income for the three months ended March 31, 2007 amounted to $1,934,035, compared with $2,015,304 for the same period in 2006. These earnings are equal to $0.09 and $0.09 per share.

Net capital gain realized on investments for the three months ended March 31, 2007 amounted to $18,818,288, or $0.86 per share.

The total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 5.2% for the three months ended March 31, 2007. The total return on the market value of the Corporation’s shares in the period was 3.9%. These compare to a 2.8% total return for the Dow Jones Oil and Gas Index and a 0.6% total return for the Standard & Poor’s 500 Composite Stock Index over the same time period.

For the twelve months ended March 31, 2007, the Corporation’s total return on net asset value was 15.2% and on market value was 16.2%, as the discount narrowed during the period. Comparable figures for the Dow Jones Oil & Gas Index and the S&P 500 were 14.6% and 11.8%, respectively.

The Annual Meeting was held on March 27, 2007 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 14.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

After serving 20 years on the Corporation’s Board of Directors, Mr. John J. Roberts retired in March 2007. His extensive international business experience and expertise gave great insight regarding the oil and gas industries around the world and he was a major contributor to our success. We thank him for his deep commitment to the Corporation and wish him well in his retirement.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 13, 2007

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $321,568,840)	$803,880,259
Short-term investments (cost $39,147,579)	39,147,579
Securities lending collateral (cost $18,753,210)	18,753,210	$861,781,048
Cash		276,493
Receivables:
Investment securities sold		1,400,509
Dividends and interest		737,269
Prepaid expenses and other assets		548,734
Total Assets		864,744,053
Liabilities
Open written option contracts at value (proceeds $424,268)		428,750
Obligations to return securities lending collateral		18,753,210
Accrued expenses		3,905,071
Total Liabilities		23,087,031
Net Assets		$841,657,022
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 21,941,616 shares (includes 26,266 restricted shares, 3,200 restricted stock units, and 1,502 deferred stock units) (Note 6)		$21,942
Additional capital surplus		341,243,215
Accumulated other comprehensive income (Note 5)		(1,905,660)
Undistributed net investment income		1,269,761
Undistributed net realized gain on investments		18,720,827
Unrealized appreciation on investments		482,306,937
Net Assets Applicable to Common Stock		$841,657,022
Net Asset Value Per Share of Common Stock		$38.36

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2007

(unaudited)

Investment Income
Income:
Dividends	$2,811,769
Interest and other income	461,852
Total income	3,273,621
Expenses:
Investment research	595,479
Administration and operations	350,152
Directors’ fees	102,596
Reports and stockholder communications	56,898
Transfer agent, registrar and custodian expenses	41,377
Auditing and accounting services	22,758
Legal services	18,177
Occupancy and other office expenses	105,496
Travel, telephone and postage	17,552
Other	29,101
Total expenses	1,339,586
Net Investment Income	1,934,035
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	18,818,288
Change in unrealized appreciation on investments	19,908,918
Net Gain on Investments	38,727,206
Change in Net Assets Resulting from Operations	$40,661,241

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2007	Year Ended December 31, 2006
	(unaudited)
From Operations:
Net investment income	$1,934,035	$9,844,108
Net realized gain on investments	18,818,288	69,700,053
Change in unrealized appreciation on investments	19,908,918	33,586,674
Change in accumulated other comprehensive income (Note 5)	61,315	(1,966,975)
Change in net assets resulting from operations	40,722,556	111,163,860
Distributions to Stockholders from:
Net investment income	(664,274)	(9,928,393)
Net realized gain from investment transactions	(2,217,601)	(69,654,826)
Decrease in net assets from distributions	(2,881,875)	(79,583,219)
From Capital Share Transactions:
Value of shares issued in payment of distributions	7,795	46,212,047
Cost of shares purchased (Note 4)	(8,417,975)	(28,033,719)
Deferred compensation (Notes 4,6)	179,282	374,618
Change in net assets from capital share transactions	(8,230,898)	18,552,946
Total Increase in Net Assets	29,609,783	50,133,587

Net Assets:
Beginning of period	812,047,239	761,913,652
End of period (including undistributed net investment income of $1,269,761 and $0, respectively)	$841,657,022	$812,047,239

The accompanying notes are an integral part of the financial statements.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at March 31, 2007 was $379,439,805 and net unrealized appreciation aggregated $482,341,243, of which the related gross unrealized appreciation and depreciation were $483,421,998 and $1,080,755, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2007 were $4,691,020 and $25,545,202, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of March 31, 2007 can be found on page 12.

Transactions in written covered call and collateralized put options during the three months ended March 31, 2007 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2006	1,125	$242,584	750	$85,950
Options written	2,250	311,702	725	86,922
Options terminated in closing purchase transactions	—	—	(100)	(14,345)
Options expired	(1,025)	(154,142)	(650)	(71,605)
Options exercised	(400)	(62,798)	—	—
Options outstanding, March 31, 2007	1,950	$337,346	725	$86,922

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2006, the Corporation issued 1,369,675 shares of its Common Stock at a price of $33.73 per share (the average market price on December 11, 2006) to stockholders of record on November 21, 2006 who elected to take stock in payment of the distribution from 2006 capital gain and investment income. In addition, 376 shares were issued at a weighted average price of $33.76 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2007, the Corporation has issued 224 shares of its Common Stock at a weighted average price of $34.32 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2007 and 2006 were as follows:

	Shares		Amount
	Three months ended March 31, 2007	Year ended December 31, 2006	Three months ended March 31, 2007	Year ended December 31, 2006
Shares issued in payment of dividends	224	1,370,051	$7,795	$46,212,047
Shares purchased (at a weighted average discount from net asset value of 9.7% and 10.1%, respectively)	(254,977)	(827,959)	(8,417,975)	(28,033,719)
Net activity under the Equity Based Compensation Plans	15,502	17,703	179,282	374,618
Net change	(239,251)	559,795	$(8,230,898)	$18,552,946

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the funded status are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the three months ended March 31, 2007, the Corporation contributed $7,802 to the plans and expects to contribute an additional $422,198 to the plans during the remainder of 2007.

The following table aggregates the components of the plans’ net periodic pension cost.

	Three months ended March 31, 2007	Year ended December 31, 2006
Service Cost	$87,088	$334,876
Interest Cost	93,673	327,991
Expected return on plan assets	(92,188)	(343,422)
Amortization of prior service cost	9,429	37,717
Amortization of net loss	56,541	225,362
Deferred asset gain	—	31,224
Net periodic pension cost	$154,543	$613,748

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the three months ended March 31, 2007, the Corporation expensed contributions of $26,342. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of March 31, 2007, and changes during the three month period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2006	83,914	$16.19	4.46
Exercised	(11,020)	16.21
Outstanding at March 31, 2007	72,894	$15.42	4.09
Exercisable at March 31, 2007	34,204	$15.07	3.07

The options outstanding as of March 31, 2007 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$9.00-$11.99	3,975	$9.61	1.75
$12.00-$14.99	26,840	12.95	3.46
$15.00-$17.99	25,105	16.54	5.37
$18.00-$21.99	16,974	19.00	3.75
Outstanding at March 31, 2007	72,894	$15.42	4.09

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the three months ended March 31, 2007 was $173,154.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of awards earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at March 31, 2007 is 831,256 shares.

The Corporation pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of March 31, 2007, and changes during the three month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2006	21,398	$33.16
Granted:
Restricted stock	10,983	31.34
Restricted stock units	3,200	34.70
Deferred stock units	213	31.42
Vested	(4,000)	33.21
Forfeited	(826)	34.32
Balance at March 31, 2007 (includes 23,182 performance-based awards and 7,786 nonperformance-based awards)	30,968	$32.63

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended March 31, 2007 were $75,868. The total compensation costs for restricted stock units granted to non-employee directors for the period ended March 31, 2007 were $31,346. As of March 31, 2007, there were total unrecognized compensation costs of $707,248, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 2.03 years.

7.    EXPENSES

The aggregate remuneration paid during the three months ended March 31, 2007 to officers and directors amounted to $1,059,776, of which $140,991 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2007, the Corporation had securities on loan of $18,102,026 and held collateral of $18,753,210, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)
	March 31, 2007		March 31, 2006		Year Ended December 31
					2006	2005	2004	2003	2002

Per Share Operating Performance

Net asset value, beginning of period	$36.61		$35.24		$35.24	$28.16	$24.06	$20.98	$24.90

Net investment income	0.09		0.09		0.47	0.53*	0.41	0.38	0.42

Net realized gains and increase (decrease) in unrealized appreciation	1.75		1.86		4.91	8.29	5.05	3.89	(3.20)

Change in accumulated other comprehensive income (note 5)	—		—		(0.09)	—	—	—	—

Total from investment operations	1.84		1.95		5.29	8.82	5.46	4.27	(2.78)

Less distributions

Dividends from net investment income	(0.03)		(0.03)		(0.47)	(0.56)	(0.44)	(0.38)	(0.43)

Distributions from net realized gains	(0.10)		(0.10)		(3.33)	(1.22)	(0.88)	(0.81)	(0.68)

Total distributions	(0.13)		(0.13)		(3.80)	(1.78)	(1.32)	(1.19)	(1.11)

Capital share repurchases	0.04		0.03		0.15	0.10	0.01	0.02	0.01

Reinvestment of distributions	—		—		(0.27)	(0.06)	(0.05)	(0.02)	(0.04)

Total capital share transactions	0.04		0.03		(0.12)	0.04	(0.04)	0.00	(0.03)

Net asset value, end of period	$38.36		$37.09		$36.61	$35.24	$28.16	$24.06	$20.98

Per share market price, end of period	$34.63		$33.20		$33.46	$32.34	$25.78	$23.74	$19.18

Total Investment Return

Based on market price	3.9%		3.1%		15.3%	32.3%	14.4%	30.8%	(13.7)%

Based on net asset value	5.2%		5.7%		15.7%	32.0%	23.3%	21.2%	(11.1)%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$841,657		$793,559		$812,047	$761,914	$618,887	$522,941	$451,275

Ratio of expenses to average net assets	0.66%	†	0.56%	†	0.60%	0.59%	0.56%	0.74%	0.49%

Ratio of net investment income to average net assets	0.95%	†	1.02%	†	1.22%	1.61%	1.58%	1.75%	1.84%

Portfolio turnover	2.40%	†	13.31%	†	9.95%	10.15%	13.44%	10.20%	9.69%

Number of shares outstanding at end of period (in 000’s)	21,942		21,394		22,181	21,621	21,980	21,737	21,510

†Ratios	presented on an annualized basis.
*	In 2005 the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.

SCHEDULE OF INVESTMENTS

March 31, 2007

(unaudited)

	Shares	Value (A)
Stocks And Convertible Securities —95.5%

Energy —88.5%
Integrated —37.4%
BP plc ADR	180,000	$11,655,000
Chevron Corp.	635,000	46,964,600
ConocoPhillips	556,891	38,063,500
Exxon Mobil Corp.	1,245,000	93,935,250
Hess Corp. (B)	195,000	10,816,650
Holly Corp.	360,000	21,348,000
Marathon Oil Co.	120,000	11,859,600
Murphy Oil Corp.	216,500	11,561,100
Royal Dutch Shell plc ADR	265,000	17,569,500
Suncor Energy	100,000	7,635,000
Total S.A. ADR	220,000	15,351,600
Valero Energy Corp.	435,000	28,053,150

		314,812,950

Exploration & Production —15.6%
Apache Corp.	158,200	11,184,740
Devon Energy Corp.	330,000	22,842,600
EOG Resources, Inc.	310,000	22,115,400
Forest Oil Corp (C)	37,000	1,234,690
Newfield Exploration Co. (C)	175,000	7,299,250
Noble Energy, Inc.	430,000	25,649,500
Occidental Petroleum Corp.	400,000	19,724,000
XTO Energy Inc.	390,000	21,375,900

		131,426,080

Services —21.0%
Baker Hughes, Inc.	205,000	13,556,650
BJ Services Co.	420,000	11,718,000
Bronco Drilling Co., Inc. (C)	4,600	76,222
ENSCO International, Inc.	209,150	11,377,760
GlobalSantaFe Corp.	290,000	17,887,200
Grant Prideco Inc. (C)	308,000	15,350,720
Hercules Offshore, Inc. (B)	250,000	6,565,000
Nabors Industries Ltd. (C)	520,000	15,428,400
Noble Corp.	200,000	15,736,000
Schlumberger Ltd.	560,000	38,696,000
TODCO (C)	200,000	8,066,000
Weatherford International, Ltd. (C)	493,560	22,259,556

		176,717,508

	Shares	Value (A)

Utilities —14.5%
AGL Resources Inc.	170,000	$7,262,400
Duke Energy Corp.	217,624	4,415,591
Energen Corp.	400,000	20,356,000
Equitable Resources Inc.	450,000	21,744,000
MDU Resources Group, Inc.	375,000	10,777,500
National Fuel Gas Co. (B)	200,000	8,652,000
New Jersey Resources Corp.	200,000	10,010,000
Questar Corp.	200,000	17,842,000
SEMCO Energy, Inc.	670,300	5,107,686
Spectra Energy Corp.	108,812	2,858,491
Williams Companies, Inc.	450,000	12,807,000

		121,832,668

Basic Industries —7.0%
Basic Materials & Other —7.0%
Air Products and Chemicals, Inc.	125,000	9,236,250
Aqua America, Inc.	352,000	7,902,400
du Pont (E.I.) de Nemours and Co.	157,500	7,785,225
Florida Rock Industries Inc.	105,000	7,065,450
General Electric Co.	454,800	16,081,728
Martin Marietta Materials, Inc.	5,000	676,000
Rohm & Haas Co.	200,000	10,344,000

		59,091,053

Total Stocks And Convertible Securities (Cost $321,568,840) (D)		$803,880,259

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2007

(unaudited)

	Prin. Amt.	Value (A)
Short-Term Investments —4.7%

U.S. Government Obligations —1.1%
U.S. Treasury Bills, 5.00%, due 5/17/07	$9,000,000	$8,932,917

Time Deposit —0.1%
Citibank, N.A., 4.69%, due 4/2/07		461,982

Commercial Paper —3.5%
American General Finance, Inc., 5.25%, due 4/19/07	2,800,000	2,792,650
AIG Funding, Inc., 5.24%, due 4/3/07	3,600,000	3,598,953
Chevron Funding Corp., 5.20-5.22%, due 4/5/07-4/19/07	7,000,000	6,990,063
General Electric Capital Corp., 5.22%, due 4/26/07	600,000	597,825
General Electric Capital Services Corp., 5.22%, due 4/12/07	6,400,000	6,389,792

	Prin. Amt.	Value (A)
Nestlé Capital Co., 5.22%, due 4/17/07	$2,400,000	$2,394,432
Toyota Motor Credit Corp., 5.22%, due 4/5/07-4/18/07	7,000,000	6,988,965

		29,752,680

Total Short-Term Investments (Cost $39,147,579)		39,147,579

Total Securities Lending Collateral —2.2% (Cost $18,753,210)
Brown Brothers Investment Trust, 5.26%, due 4/2/07		18,753,210

Total Investments —102.4% (Cost $379,469,629)		861,781,048
Cash, receivables, prepaid expenses and other assets, less liabilities —(2.4)%		(20,124,026)

Net Assets — 100.0%		$841,657,022

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some of the shares of this company are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at March 31, 2007 covering open call option contracts written was $15,049,600. In addition, the aggregate market value of securities segregated by the Corporation’s custodian required to collateralize open put option contracts written was $2,587,500.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*		Distributions From Net Realized Gains Per Share*		Total Dividends and Distributions Per Share*		Annual Rate of Distribution**
1997	$556,452,549	20,134,181	$27.64	$24.33	$.51		$1.04		$1.55		6.37%
1998	474,821,118	20,762,063	22.87	20.42	.52		1.01		1.53		6.48
1999	565,075,001	21,471,270	26.32	21.50	.48		1.07		1.55		7.00
2000	688,172,867	21,053,644	32.69	27,31	.39		1.35		1.74		6.99
2001	526,491,798	21,147,563	24.90	23.46	.43		1.07		1.50		5.61
2002	451,275,463	21,510,067	20.98	19.18	.43		.68		1.11		5.11
2003	522,941,279	21,736,777	24.06	23.74	.38		.81		1.19		5.84
2004	618,887,401	21,979,676	28.16	25.78	.44		.88		1.32		5.40
2005	761,913,652	21,621,072	35.24	32.34	.56		1.22		1.78		5.90
2006	812,047,239	22,180,867	36.61	33.46	.47		3.33		3.80		11.26
March 31, 2007	841,657,022	21,941,616	38.36	34.63	.16	†	.10	†	.26	†	—

*Adjusted for 3-for-2 stock split effected in October 2000.

** The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

† Paid or declared

PORTFOLIO SUMMARY

March 31, 2007

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$93,935,250	11.2%
Chevron Corp.	46,964,600	5.6
Schlumberger Ltd.	38,696,000	4.6
ConocoPhillips	38,063,500	4.5
Valero Energy Corp.	28,053,150	3.3
Noble Energy Corp.	25,649,500	3.1
Devon Energy Corp.	22,842,600	2.7
Weatherford International, Ltd.	22,259,556	2.6
EOG Resources, Inc.	22,115,400	2.6
Equitable Resources Inc.	21,744,000	2.6

Total	$360,323,556	42.8%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2007

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS
100	Air Products and Chemicals, Inc.	$ 80	Jun	07	$2,700
100	BP plc ADR	70	Oct	07	(4,800)
150	Devon Energy Corp.	75	Apr	07	16,799
150	EOG Resources, Inc.	75	Apr	07	8,674
100	Holly Corp.	60	Jun	07	(10,301)
100	Marathon Oil Co.	105	Apr	07	14,724
50	Martin Marietta Materials, Inc.	130	Apr	07	(25,764)
100	Noble Energy, Inc.	70	Aug	07	200
200	Occidental Petroleum Corp.	55	Aug	07	(9,601)
200	Questar Corp.	85	Apr	07	(58,101)
200	Questar Corp.	90	Apr	07	61,317
200	Questar Corp.	90	Jul	07	(69,601)
200	Suncor Energy	100	Sep	07	6,899
100	Valero Energy Corp.	70	Jun	07	(5,300)

1,950					(72,155)

COLLATERALIZED PUTS

250	Bronco Drilling Co., Inc.	12.50	Apr	07	16,250
250	ENSCO International, Inc.	40	Jun	07	37,999
150	Exxon Mobil Corp.	65	Jul	07	9,149
75	Florida Rock Industries Inc.	40	Jun	07	4,275

725					67,673

					$(4,482)

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2007

(unaudited)

	Shares
	Additions		Reductions	Held March 31, 2007
Forest Oil Corp.	37,000			37,000
Hercules Offshore, Inc.	90,000			250,000
Spectra Energy Corp.	108,812	(1)		108,812
Valero Energy Corp.	25,000			435,000
BJ Services Co.			320,000	420,000
BP plc ADR			150,000	180,000
Devon Energy Corp.			10,000	330,000
EOG Resources, Inc.			10,000	310,000
Holly Corp.			10,000	360,000
Martin Marietta Materials, Inc.			25,000	5,000
Royal Dutch Shell plc ADR			10,000	265,000
Valero Energy Corp.			25,000	435,000

(1)	Received .50 share of Spectra Energy Corp. for each share of Duke Energy Corp. held.

Common Stock

Listed on the New York Stock Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 27, 2007. For those directors nominated, the following votes were cast:

	votes for	votes withheld
Enrique R. Arzac:	19,068,526	394,710
Phyllis O. Bonanno:	19,075,229	388,007
Daniel E. Emerson:	18,982,483	480,753
Frederic A. Escherich:	19,077,241	385,995
Roger W. Gale:	19,060,519	402,717
Thomas H. Lenagh:	18,956,323	506,913
Kathleen T. McGahran:	19,076,616	386,620
Douglas G. Ober:	19,067,662	395,575
Craig R. Smith:	19,077,129	386,107

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2007 was approved with 19,214,084 votes for, 119,933 votes against, and 129,214 shares abstaining.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.